NUVEEN MULTISTATE TAX-FREE TRUST
Nuveen Arizona Tax-Free Value Fund
Nuveen Florida Tax-Free Value Fund
Nuveen Maryland Tax-Free Value Fund
Nuveen Michigan Tax-Free Value Fund
Nuveen New Jersey Tax-Free Value Fund
Nuveen Pennsylvania Tax-Free Value Fund
Nuveen Virginia Tax-Free Value Fund


SUPPLEMENT TO PROSPECTUS


Effective March 15, 1996, John Nuveen & Co. Incorporated ("Nuveen"), sponsor and underwriter of the Nuveen Open-End Tax-Free Mutual Funds (the "Funds") and the Nuveen Tax-Free Unit Investment Trusts (the "Trusts"), will offer a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("Firms") that sell Fund shares and/or Trust units. Under this program, Nuveen will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund shares and/or Trust units during the prior calendar year according to an established schedule. Reimbursement under this program will be made by Nuveen and not by the Nuveen Funds or Trusts.



March 15, 1996